Subsequent Events	3 Months Ended
Mar. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On April 28, 2016, the Partnership entered into a third amendment to our Revolving Credit Agreement. The amendment, among other things, provides for a reduction in the commitment level from $100,000 to $75,000, waives the minimum quarterly EBITDA covenants and establishes a maximum EBITDA loss for the six months ending March 31, 2017. The amendment also provides for an equity cure that can be applied to EBITDA covenant ratios for 2017 and all future periods.
On April 28, 2016, the Partnership entered into an underwriting agreement with an investment bank for a firm commitment underwriting of a common unit offering, which is expected to fund approximately $40,000 of gross equity issuance proceeds on or about May 4, 2016. Under the terms and subject to the conditions in the underwriting agreement the investment bank is obligated to purchase all the common units in the offering if any are purchased, other than those shares covered by an option to purchase additional shares therein. The underwriting agreement contains customary conditions precedent and termination events. The Partnership makes no assurance regarding the successful completion of the common unit offering. Proceeds from the common unit offering will be used for general partnership purposes.